UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2023

Nextracker Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41617	36-5047383
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6200 Paseo Padre Parkway, Fremont, California 94555

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (510) 270-2500

________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Class A Common Stock, par value $0.0001	NXT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 9, 2023, the Board of Directors (the “Board”) of Nextracker Inc. (the “Company”) approved the payment of annual cash bonuses to the Company’s named executive officers for fiscal year 2023 (the “2023 Bonuses”) under the Company's 2023 short-term incentive plan (the “2023 STIP”), which was previously established in early fiscal 2023. The 2023 Bonuses were earned based on the Company’s level of achievement of pre-established performance goals for 2023 relating to Revenue (weighted 40%), Adjusted Operating Profit (Non-GAAP) (weighted 40%) and Adjusted Free Cash Flow (Non-GAAP) (weighted 20%), as well as achievement of a variety of quantitative and qualitative operational and strategic measures.

Based on the level of achievement of these performance goals for fiscal year 2023, the Board approved the payment of the 2023 Bonuses to the Company’s named executive officers in the following amounts under the 2023 STIP:

Named Executive Officer	2023 Annual Bonus
Daniel Shugar	$338,000
Howard Wenger	$285,000
Bruce Ledesma	$285,000
David Bennett	$310,000
Nicholas (Marco) Miller	$159,000
Léah Schlesinger	$148,000

The 2023 Bonuses will be paid in a cash lump sum in 2023 as soon as practicable following the date of the Committee’s approval described above.

Item 5.08	Shareholder Director Nominations.

On May 9, 2023, the Board determined that the date of its 2023 Annual Meeting of Stockholders (the “2023 Annual Meeting”) will be Wednesday, September 20, 2023. The 2023 Annual Meeting will be a virtual-only meeting conducted via remote communications. The time and meeting website information for the 2023 Annual Meeting will be set forth in the Company’s proxy statement for the 2023 Annual Meeting, which will be filed prior to the 2023 Annual Meeting with the Securities and Exchange Commission (“SEC”).

The record date for the determination of stockholders entitled to receive notice of and to vote at the 2023 Annual Meeting will be July 24, 2023.

Due to the fact that the Company did not hold an annual meeting the previous year, the Company is providing the due date for submissions of any qualified stockholder proposals pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and for any stockholder nomination or proposal outside of Rule 14a-8.

In accordance with Rule 14a-8(e) under the Exchange Act, and the Company’s amended and restated bylaws (the “Bylaws”), the deadline for receipt of stockholder proposals for inclusion in the Company’s proxy statement for the Annual Meeting pursuant to Rule 14a-8 will be May 25, 2023. Stockholder proposals must be received not later than May 25, 2023 at the Company’s principal executive offices at 6200 Paseo Padre Parkway, Fremont, California 94555, attention Secretary, and comply with all of the applicable requirements set forth in the rules and regulations of the SEC, under the Exchange Act, and the Bylaws.

In order for a stockholder proposal made outside of Rule 14a-8 under the Exchange Act or the nomination of a candidate for director to be considered “timely” within the meaning of Rule 14a-4(c) under the Exchange Act in respect of the 2023 Annual Meeting and in compliance with the provisions of the Bylaws, such proposal or nomination must be received by the Company at its principal executive offices at the address set forth above not later than June 22, 2023 and not earlier than May 23, 2023 and comply with all of the applicable requirements set forth in the rules and regulations of the SEC, under the Exchange Act, and the Bylaws.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nextracker Inc.

By:	/s/ Léah Schlesinger
Léah Schlesinger
General Counsel, Chief Ethics and Compliance Officer

Date: May 15, 2023